CAPITAL ONE MASTER TRUST
TRUST EXCESS SPREAD ANALYSIS -                                            MAY-02


Card Trust                             COMT 96-3        COMT 97-1        COMT 97-2       COMT 98-1
Deal Size                               $500MM            $608MM          $502MM           $591MM
Expected Maturity(Class A):            1/15/2004        6/15/2002        8/15/2002       4/15/2008
-----------------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                   21.10%            21.10%          21.10%           21.10%
       LESS:  (Wt Avg) Coupon            1.85%            1.85%            1.83%           6.09%
              SVC Fees                   1.50%            1.50%            1.50%           1.50%
              Charge-Offs                4.02%            4.02%            4.02%           4.02%

Excess Spread:            May-02        13.73%            13.74%          13.75%           9.49%
                          Apr-02        13.63%            13.65%          13.67%           9.61%
                          Mar-02        14.79%            14.84%          14.87%           10.74%
3-Mo Avg Excess Spread                  14.05%            14.07%          14.10%           9.95%
-----------------------------------------------------------------------------------------------------

Delinquents:  30 to 59 days              1.55%            1.55%            1.55%           1.55%
              60 to 89 days              1.00%            1.00%            1.00%           1.00%
              90+ days                   2.24%            2.24%            2.24%           2.24%

Monthly Payment Rate                    16.27%            16.27%          16.27%           16.27%

Card Trust                             COMT 98-4        COMT 99-1        COMT 99-3       COMT 00-1
Deal Size                               $750MM            $625MM          $500MM           $600MM
Expected Maturity(Class A):           11/15/2003        05/15/2004       07/17/2006      02/17/2003
-----------------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                   21.10%            21.10%          21.10%           21.10%
       LESS:  (Wt Avg) Coupon            5.06%            2.22%            2.38%           7.16%
              SVC Fees                   1.50%            1.50%            1.50%           1.50%
              Charge-Offs                4.02%            4.02%            4.02%           4.02%

Excess Spread:            May-02        10.52%            13.36%          13.20%           8.42%
                          Apr-02        10.67%            13.20%          13.03%           8.52%
                          Mar-02        11.79%            14.39%          14.22%           9.65%
3-Mo Avg Excess Spread                  10.99%            13.65%          13.48%           8.86%
-----------------------------------------------------------------------------------------------------

Delinquents:  30 to 59 days              1.55%            1.55%            1.55%           1.55%
              60 to 89 days              1.00%            1.00%            1.00%           1.00%
              90+ days                   2.24%            2.24%            2.24%           2.24%

Monthly Payment Rate                    16.27%            16.27%          16.27%           16.27%

Card Trust                             COMT 00-2        COMT 00-3        COMT 00-4       COMT 00-5
Deal Size                               $750MM           $1000MM          $1200MM         $1250MM
Expected Maturity(Class A):           06/15/2005        08/15/2007      10/17/2005       10/15/2003
-----------------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                   21.10%            21.10%          21.10%           21.10%
       LESS:  (Wt Avg) Coupon            7.26%            2.39%            5.99%           5.90%
              SVC Fees                   2.00%            2.00%            2.00%           2.00%
              Charge-Offs                4.02%            4.02%            4.02%           4.02%

Excess Spread:            May-02         7.82%            12.69%           9.09%           9.18%
                          Apr-02         7.92%            12.51%           9.23%           9.32%
                          Mar-02         9.05%            13.71%          10.34%           10.44%
3-Mo Avg Excess Spread                   8.26%            12.97%           9.55%           9.65%
-----------------------------------------------------------------------------------------------------

Delinquents:  30 to 59 days              1.55%            1.55%            1.55%           1.55%
              60 to 89 days              1.00%            1.00%            1.00%           1.00%
              90+ days                   2.24%            2.24%            2.24%           2.24%

Monthly Payment Rate                    16.27%            16.27%          16.27%           16.27%

Card Trust                             COMT 01-1        COMT 01-2        COMT 01-3       COMT 01-4
Deal Size                               $1200MM          $1200MM          $750MM          $1000MM
Expected Maturity(Class A):           02/15/2008       03/15/2006       05/15/2006      06/15/2004
-----------------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                   21.10%            21.10%          21.10%           21.10%
       LESS:  (Wt Avg) Coupon            1.97%            5.06%            5.05%           1.95%
              SVC Fees                   2.00%            2.00%            2.00%           2.00%
              Charge-Offs                4.02%            4.02%            4.02%           4.02%

Excess Spread:            May-02        13.11%            10.03%          10.03%           13.13%
                          Apr-02        13.00%            10.17%          10.17%           13.04%
                          Mar-02        14.17%            11.28%          11.28%           14.24%
3-Mo Avg Excess Spread                  13.43%            10.49%          10.49%           13.47%
-----------------------------------------------------------------------------------------------------

Delinquents:  30 to 59 days              1.55%            1.55%            1.55%           1.55%
              60 to 89 days              1.00%            1.00%            1.00%           1.00%
              90+ days                   2.24%            2.24%            2.24%           2.24%

Monthly Payment Rate                    16.27%            16.27%          16.27%           16.27%

Card Trust                             COMT 01-5        COMT 01-6        COMT 01-7       COMT 01-8
Deal Size                               $1000MM          $1300MM          $1000MM         $1000MM
Expected Maturity(Class A):           08/15/2006       08/15/2008       10/15/2004      10/16/2006
-----------------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                   21.10%            21.10%          21.10%           21.10%
       LESS:  (Wt Avg) Coupon            4.92%            2.23%            3.70%           4.35%
              SVC Fees                   2.00%            2.00%            2.00%           2.00%
              Charge-Offs                4.02%            4.02%            4.02%           4.02%

Excess Spread:            May-02        10.16%            12.85%          11.38%           10.73%
                          Apr-02        10.29%            12.69%          11.51%           10.86%
                          Mar-02        11.41%            13.88%          12.63%           11.98%
3-Mo Avg Excess Spread                  10.62%            13.14%          11.84%           11.19%
-----------------------------------------------------------------------------------------------------

Delinquents:  30 to 59 days              1.55%            1.55%            1.55%           1.55%
              60 to 89 days              1.00%            1.00%            1.00%           1.00%
              90+ days                   2.24%            2.24%            2.24%           2.24%

Monthly Payment Rate                    16.27%            16.27%          16.27%           16.27%


Card Trust                             COMT 02-1        COMT 02-2        COMT 02-3
Deal Size                               $985MM            $620MM          $1350MM
Expected Maturity(Class A):           01/15/2009        03/15/2007       04/15/2005
-----------------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                   21.10%            21.10%          21.10%
       LESS:  (Wt Avg) Coupon            2.00%            1.94%            1.92%
              SVC Fees                   2.00%            2.00%            1.47%
              Charge-Offs                4.02%            4.02%            4.02%

Excess Spread:            May-02        13.08%            13.14%          13.69%
                          Apr-02        12.97%            14.04%           #N/A
                          Mar-02        14.14%             #N/A            #N/A
3-Mo Avg Excess Spread                  13.40%             #N/A            #N/A
-----------------------------------------------------------------------------------------------------

Delinquents:  30 to 59 days              1.55%            1.55%            1.55%
              60 to 89 days              1.00%            1.00%            1.00%
              90+ days                   2.24%            2.24%            2.24%

Monthly Payment Rate                    16.27%            16.27%          16.27%

This material is for informational purposes only and is not an offer of securities for sale in the United States. These securities will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent of registration of an applicable exemption from the registration requirements.

COMMENTS: Capital One Master Trust performance statistics are also available at the Capital One web site:

http://capitalone.com/invest/financials/abs.html